                                                                EXHIBIT 23.2

                             ARTHUR ANDERSEN LLP



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Affiliated Community Bancorp, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to Affiliated Community Bancorp, Inc.'s 1995 Stock Option Plan, Main Street Community Bancorp, Inc.'s 1993 Stock Option Plan and Lexington Savings Bank's 1994 Stock Option Plan and 1986 Stock Option and Stock Appreciation Rights Plan, of our report dated January 19, 1996 on the consolidated financial statements included in the 1995 Form 10-K. It should be noted that we have not audited any financial statements of the company subsequent to December 31, 1995.





                                           /s/ Arthur Andersen LLP
                                           ----------------------------------


Boston, Massachusetts
January 15, 1997

                                                                EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS



To the Board of Directors
of Affiliated Community Bancorp, Inc.:


We consent to the use of our reports on the consolidated financial statements of The Federal Savings Bank as of December 31, 1995 and 1994 and for each of the years in the three-year period ended December 31, 1995 and on the consolidated financial statements of Main Street Community Bancorp, Inc. as of December 31, 1994 and 1993 and for each of the years in the two-year period ended December 31, 1994 incorporated by reference into Affiliated Community Bancorp, Inc.'s Form S-8 Registration Statement and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


                                          						/s/ KPMG Peat Marwick LLP
                                                -----------------------------

January 21, 1997

                                                                EXHIBIT 23.4


                       CONSENT OF INDEPENDENT AUDITORS



To the Board of Directors
of Lexington Savings Bank:


	We consent to the incorporation by reference of our report dated January 21, 1994 on the consolidated financial statements of Lexington Savings Bank in the Registration Statement on Form S-8 of Affiliated Community Bancorp, Inc. and the reference to our firm in such Registration Statement.



                                          						/s/ WOLF & COMPANY, P.C.
                                                -----------------------------

Boston, Massachusetts
January 16, 1997